Income taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our effective tax rate was 15.5% and 14.8% for the three and six months ended June 30, 2024, respectively and 14.1% and 14.0% for the three and six months ended June 30, 2023, respectively.
During the six months ended June 30, 2024, our income tax expense was reduced by $8 million due to the resolution of an uncertain tax position.
Excluding discrete items, our effective tax rate for the full year 2024 is expected to be 15.5%. The effective tax rate is impacted by the source and amount of earnings among our various tax jurisdictions, permanent tax differences relative to pre-tax income or loss, and certain other discrete items. Our effective tax rate in any period can be impacted by revisions to the estimated full year rate. Our effective tax rate has increased primarily due to the introduction of the Pillar Two rules under the Organisation for Economic Co-operation and Development’s (“OECD”) Base Erosion and Profit Sharing (“BEPS”) 2.0 initiative which came into effect in Ireland from January 1, 2024. The majority of the Group’s assets are owned in Ireland.